SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.   20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported)   July 29, 2003

      CENTRAL VERMONT PUBLIC SERVICE CORPORATION
(Exact name of registrant as specified in its charter)

Vermont (State of other jurisdiction of incorporation)	1-8222 (Commission File Number)	03-0111290 (IRS Employer Identification No.)

       77 Grove Street, Rutland, Vermont               05701

(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (802) 773-2711

                                      N/A
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits. (c) Exhibits. The following exhibit is furnished pursuant to Item 12:

Exhibit Number	Description of Exhibit
99.1	Press release dated July 29, 2003 announcing the results of operations for the quarter ended June 30, 2003.

Item 12.   Results of Operations and Financial Condition.

      This Current Report of Form 8-K and the earnings press release attached hereto are being furnished by Central Vermont Public Service Corporation (the "Registrant") pursuant to Item 12 of Form 8-K ("Disclosure of Results of Operations and Financial Condition") in accordance with the interim guidance provided by the Securities and Exchange Commission pursuant to SEC Release No. 33-8216 dated March 27, 2003, insofar as the disclose historical information regarding the Registrant's results of operations or financial condition for the quarter ended June 30, 2003.

      On July 29, 2003, the Registrant issued a press release announcing its financial results for the quarter ended June 30, 2003. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By	/s/ Jean H. Gibson Jean H. Gibson, Senior Vice President, Chief Financial Officer, and Treasurer

July 29, 2003

EXHIBIT INDEX
Exhibit Number	Description of Exhibit
99.1	Press release dated July 29, 2003 announcing the results of operations for the quarter ended June 30, 2003.